                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Form S-4 registration statement for Employee Solutions, Inc.



                                                 Arthur Andersen LLP



Phoenix, Arizona,
  March 11, 1998.